UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

RIVERNORTH OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RIVERNORTH OPPORTUNITIES FUND, INC.

(the “Fund”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(855) 830-1222

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 12, 2019 AT 10:00 A.M. MOUNTAIN TIME

To the Stockholders of the Fund:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of the Fund will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 12, 2019, at 10:00 a.m. Mountain Time, for the following purposes:

1.	To elect two (2) Directors;
2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement. The Fund’s Board of Directors has concluded that these proposals are in the best interest of the Fund and its stockholders and unanimously recommends that you vote “FOR” each of the proposals.

Stockholders of record at the close of business on July 22, 2019 are entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of:
RiverNorth Opportunities Fund, Inc.

Christopher A. Moore
Secretary of the Fund

August 1, 2019

The Meeting is important. Kindly indicate your vote as to the items to be discussed at the meeting by following the instructions in the attached proxy card. You may still attend the Meeting, even if you vote your shares beforehand.

Intentionally Left Blank

RIVERNORTH OPPORTUNITIES FUND, INC.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(855) 830-1222

PROXY STATEMENT

____________

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 12, 2019

at 10:00 a.m.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Rivernorth Opportunities Fund, Inc. (the “Fund”), a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), for use at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held on September 12, 2019, at 10:00 a.m. Mountain Time, at the offices of the Fund, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof. This Proxy Statement was first mailed to stockholders on or about August 1, 2019.

Proposals to be Considered at the Meeting

1.	To elect two (2) Directors;

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

____________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2019.

The Fund’s most recent annual report, including audited financial statements for the fiscal period ended July 31, 2018, and the Fund’s most recent semi-annual report, including unaudited financial statements for the fiscal period ended January 31, 2019, are available upon request, without charge, by writing to the Fund at 1290 Broadway, Suite 1100, Denver, Colorado 80203, by calling the Fund at (855) 830-1222, on the internet at www.rivernorthcef.com. Copies of the proxy materials are available on www.proxyvote.com. Stockholders are encouraged to review these materials before voting.

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Voting Information

Your vote is important!

As further described below, you may vote on the proposals by any of the following methods:

(1)	date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope;
(2)	visit the website listed on your proxy card;
(3)	call the number listed on your proxy card; or
(4)	by attending the Meeting in person.

If voting by paper, it is important that the proxy be returned promptly.

The Board solicits proxies so that each stockholder, including those that cannot attend the Meeting, has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, if you give no instructions on the proxy card, then the Common Shares (as defined below) represented thereby will be voted “FOR” the proposal listed above and will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast one-third (33 1/3 percent) of the votes entitled to be cast shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted for any proposal as “WITHHOLD” against such adjournment.

Shares Eligible to Vote

At the close of business on July 22, 2019 (the “Record Date”), only stockholders of record are entitled to receive notice of the Meeting and to vote those shares for which they are the record owners, at either the Meeting or any adjournment or postponement thereof. The Fund has one class of capital stock: shares of common stock, $0.0001 par value per share (“Common Shares”). As of the Record Date, the Fund had 7,163,235.251 Common Shares outstanding. There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Number of Votes per Share

The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

____________

In order that your Common Shares may be represented at the Meeting, you are being requested to vote on the following matter:

PROPOSAL 1 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

Nominees for the Fund’s Board of Directors

The Board is divided into three classes, each class having a term of three years. Each year, the term of office for one class will expire. Listed below are the Director nominees for the Board, who have been nominated by the Board for election to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

•	David M. Swanson
•	Patrick W. Galley

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. The nominees have indicated that they have consented to serve as Directors if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about Each Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Director nominated for reelection that warranted their consideration as a Director candidate:

David M. Swanson - Mr. Swanson has served as a Director of the Fund since 2013. In 2006, Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers. Mr. Swanson currently serves as SwanDog’s Managing Partner. He has over 30 years of senior management and marketing experience, with approximately 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Patrick W. Galley - Mr. Galley has been an Interested Director of the Fund since 2013 and is the Chief Investment Officer for the Fund’s investment sub-adviser, RiverNorth Capital Management, LLC (the “Sub-Adviser”) and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund and the closed-end mutual fund industry in total makes him uniquely qualified to serve as a Director.

Qualifications of the Remaining Serving Directors

In addition, the information following contains a summary of the specific experience, qualifications, attributes or skills of the other Directors currently serving on the Board:

John K. Carter – Mr. Carter has served as a Director of the Fund since 2013. He currently serves on the Fund’s Nominating and Corporate Governance Committee, the Audit Committee and the Qualified Legal Compliance Committee. Mr. Carter has served as the Managing Partner of the Law Office of John K. Carter, P.A. dba Carter Reymann Law, P.A., a general practice and corporate law firm since 2015. From 2012 to 2015, he served as the Managing Partner of Global Recruiters of St. Petersburg, a financial services consulting and recruiting firm. Prior, Mr. Carter was a Business Unit Head of Transamerica Asset Management from 2006 to 2012. Mr. Carter was also a Director and Chairman of the Board of Transamerica Funds and was a Board Member of the United Way of Tampa Bay from 2011 to 2012. Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm. Mr. Carter was selected to serve as a Director of the Fund based on his industry-specific experience, including serving as a chairman of another fund complex, as a compliance officer, and as an investment management attorney.

J. Wayne Hutchens – Mr. Hutchens has served as a Director of the Fund since 2013. Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Director of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens has also served as a Director of ALPS Series Trust since 2012. Mr. Hutchens was selected to serve as a Director of the Fund based on his business and financial services experience.

John S. Oakes – Mr. Oakes has served as a Director of the Fund since 2013 and as the Fund’s independent Chairman since 2017. Mr. Oakes has over 40 years of experience in the securities industry. Additionally, Mr. Oakes serves on the board of directors of another registered investment company. Mr. Oakes was the Principal of Financial Search and Consulting, LLC, a consulting and recruiting company. He held numerous management and leadership positions at major brokerage firms and a major bank. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board.

Jerry Raio – Mr. Raio has served as Director of the Fund since 2019. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served in a consulting role as Head of Capital Markets at ClickIPO Holdings, and as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Additional Information about Each Director and the Fund’s Officers

The table below sets forth the names and age of the Directors and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director or the Fund Complex, and their other directorships of public companies. There are no familial relationships among the officers and Directors. Unless noted otherwise, the address for the Directors and officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Independent Directors
Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2020. Has served since 2013.	Partner, Law Office of Carter Reymann Law, P.A. (a general practice and corporate law firm) (2018 to present); Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to 2018); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2020. Has served since 2013.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	3	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); ALPS Series Trust (12 funds) (2012 to present).
John S. Oakes (1943)	Chairman and Director	Current term expires in 2021. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present).
David M. Swanson (1957)	Director	Current term expires in 2019. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006, Executive Vice President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	17	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Managed Portfolio Series (38 funds) (2011 to present); ALPS Variable Investment Trust (9 funds) (2006 to present).

INTERESTED DIRECTORS(7) AND OFFICERS(4)
Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Current term expires in 2019. Has served since 2013.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
Jerry Raio (1955)(6)	Director	Current term expires in 2021. Has served since 2019.	Head of Capital Markets, ClickIPO (Since 2018); President, Arbor Lane Advisors, Inc. (Since 2018); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	5	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Marketplace Lending Corporation (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present).
Kathryn A. Burns (1976)	President	Has served since 2019 as President.	Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. She also serves as Vice President, Director of Fund Operations of ALPS Advisors, Inc. since 2018. From 2013 to 2018, she served as a Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (“CCO”) (2010 to 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 to 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust, ALPS Variable Investment Trust, Boulder Growth & Income Fund and Principal Real Estate Income Fund.	N/A	N/A
Jill A. Kerschen (1975)	Treasurer	Has served since 2019.	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Treasurer of Reaves Utility Income Fund, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A	N/A
Christopher A. Moore (1984)	Secretary	Has served since 2017.	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. He also served as a certified public accountant for Ernst & Young from 2007-2009 and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of ALPS Series Trust, and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.	N/A	N/A
Erin D. Nelson (1977)	Chief Compliance Officer	Has served since 2015.	Ms. Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of ALPS Advisors, Inc. since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson is also the CCO of Red Rocks Capital, LLC, ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Principal Real Estate Income Fund.	N/A	N/A

(1)	Each Director’s term is three years.
(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund Complex consists of the Fund (1 fund), RiverNorth Marketplace Lending Corporation (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund (1 fund), and the RiverNorth Funds (3 funds). For Mr. Swanson, the Fund Complex consists of the Fund (1 fund), RiverNorth Marketplace Lending Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Funds (3 funds), RiverNorth Managed Duration Municipal Income Fund (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) and the ALPS Variable Investment Trust (9 funds). For Mr. Hutchens, the Fund Complex consists of the Fund (1 fund), RiverNorth Managed Duration Municipal Income Fund (1 fund), and RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund). For Mr. Raio, the Fund Complex consists of the Fund (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Marketplace Lending Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) and RiverNorth Managed Duration Municipal Income Fund (1 fund).

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.
(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.
(5)	Mr. Galley is considered an “Interested Director” because of his affiliation with the Sub-Adviser.
(6)	Mr. Raio is considered an “Interested Director” because of his prior affiliation with Wells Fargo Securities, LLC, which has served as a broker and underwriter for funds advised by the Sub-Adviser.
(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

Beneficial Ownership of Common Shares Held in the Fund and in All Funds in the Family of Investment Companies for Each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Director.

Name of Board Member/Nominee	Dollar Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies (1)(2)
Independent Directors
John K. Carter	None	$50,001 - $100,000
J. Wayne Hutchens	$50,001 - $100,000	$50,001 - $100,000
John S. Oakes	$10,001 - $50,000	over $100,000
David M. Swanson	$10,001 - $50,000	$10,001 - $50,000
Interested Directors
Patrick W. Galley	over $100,000	over $100,000
Jerry Raio	None	$10,001 - $50,000

(1)	This information has been furnished by each Director as of July 22, 2019. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The Family of Investment Companies includes the seven RiverNorth branded funds that the Sub-Adviser serves as either an investment adviser or sub-adviser. This includes the Fund, the RiverNorth Funds (3 funds), the RiverNorth Marketplace Lending Corporation (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), and the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Director Transactions with Fund Affiliates

As of December 31, 2018, none of the Independent Directors, as such term is defined by the New York Stock Exchange (“NYSE”) Listing Standards (each an “Independent Director” and collectively the “Independent Directors”), nor members of their immediate families owned securities, beneficially or of record, in ALPS Advisors, Inc. (the “Adviser”) or the Sub-Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser or Sub-Adviser. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or Sub-Adviser or any of their respective affiliates. In addition, for the fiscal period ended July 31, 2018, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or Sub-Adviser or any of their respective affiliates was a party.

Director Compensation

Directors and Officers of the Fund who are employed by the Adviser (including its affiliates) or the Sub-Adviser receive no compensation from the Fund or any other fund in the fund complex. The following table sets forth certain information regarding the compensation of the Fund’s Independent Directors for the fiscal period ended July 31, 2018.

Compensation of the directors

Name of Director/Nominee	Total Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Directors*	Number of Funds in Director’s Fund Complex
John K. Carter	$21,750	$53,250	6
J. Wayne Hutchens	$21,750	$21,750	1
John S. Oakes	$29,250	$85,438	6
David M. Swanson	$21,750	$52,625	10
Total	$94,500	$213,063

*	For Mr. Carter and Mr. Oakes, the Fund Complex consists of the Fund (1 fund), RiverNorth Marketplace Lending Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), and the RiverNorth Funds (3 funds). The Fund Complex for Mr. Swanson consists of the Fund and all funds within the ALPS Variable Investment Trust (9 funds). The Fund Complex for Mr. Hutchens consists of only the Fund. This information is as of July 31, 2018.

The Independent Directors (and Mr. Raio) of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each regular meeting of the Board, and an additional $1,000 for attending each special meeting of the Board. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The independent Chairman also receives an additional $10,000 annually.

During the fiscal period ended July 31, 2018, the Board met six times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

Leadership Structure of the Board of Directors

The Board, which has overall responsibility for the oversight of the Fund's investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Oakes, the Chairman of the Board (“Chairman”), is an Independent Director. The Directors also complete an annual self-assessment during which the Directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund's current circumstances. The Chairman's role is to preside at all meetings of the Board and in between meetings of the Board to generally act as the liaison between the Board and the Fund's officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund.

The Fund has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Corporate Governance Committee, and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Directors.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund's limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for stockholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted, on the Fund's behalf, a vigorous risk program that mandates the Fund's various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund's Chief Compliance Officer that (1) evaluate the operation, policies and policies of the Fund's service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO's last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any Interested Directors, ALPS, the Sub-Adviser or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board, its various committees and certain officers of the Fund. Furthermore the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management as one of oversight and not active management of the Fund's day-to-day risk management operations.

Audit Committee

The Audit Committee of the Board (“Audit Committee”) is comprised of Messrs. Carter, Oakes, Swanson and Hutchens (the Audit Committee’s Chairman and Financial Expert). None of the members of the Audit Committee are “interested persons” of the Fund as defined in the 1940 Act.

The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed and approved by the Audit Committee on March 21, 2019, at which time the Audit Committee recommended approval to the Board and the Board approved the continuance of the Audit Committee Charter. The Audit Committee Charter is available at the Fund’s website: www.rivernorthcef.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of stockholders. The independent accountants for the Fund report directly to the Audit Committee.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Hutchens is an “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. Hutchens serves as the Chairman of the Audit Committee.

The Audit Committee met three times during the fiscal period ended July 31, 2018.

Report of the Audit Committee

In performing its oversight function, at a meeting held on September 14, 2018, the Audit Committee reviewed and discussed with management of the Fund and its independent accountant, Cohen & Company, Ltd (“Cohen”), the audited financial statements of the Fund as of and for the fiscal period ended July 31, 2018, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal period ended July 31, 2018.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

J. Wayne Hutchens

John K. Carter

John S. Oakes

David M. Swanson

- March 21, 2019

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (“Nominating and Corporate Governance Committee”) is comprised of Messrs. Carter (Chairman), Hutchens, Oakes and Swanson. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee Charter is available at the Fund’s website: www.rivernorthcef.com.

The Nominating and Corporate Governance Committee will consider Director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of stockholders. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

To serve as a Director, nominees must (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

In addition, in order for the Nominating and Corporate Governance Committee to consider a stockholder submission, the following requirements must be satisfied regarding the nominee: (a) The nominee must satisfy all qualifications provided under the Nominating and Corporate Governance Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member. (b) The nominee may not be the nominating stockholder, a member of the nominating stockholder group or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group. (c) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group. (d) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group. (e) The nominee may not be an executive officer, Director (or person fulfilling similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group. (f) The nominee may not control (as that term is defined under the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act). (g) A stockholder or stockholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Corporate Governance Committee.

Stockholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the stockholder proposing such business or nomination, (iii) a representation that the stockholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the stockholder plans to deliver or solicit proxies from other stockholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the stockholder and the proposed nominee to the Board, (vi) any material interest of the stockholder or nominee in such business; (vii) to the extent to which such stockholder (including such stockholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such stockholder (including stockholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the 1934 Act. Each eligible stockholder or stockholder group may submit no more than one independent Director nominee each calendar year.

The Nominating and Corporate Governance Committee met four times during the fiscal period ended July 31, 2018.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee of the Board of Directors (“QLCC”) is comprised of Messrs. Carter, Hutchens, Oakes and Swanson. The QLCC operates pursuant to the Qualified Legal Compliance Committee Guidelines. Each member of the QLCC must be a member of the Board who is not employed, directly or indirectly, by the Fund and who is not an “interested person” of the Fund as defined in section 2(a)(19) of the 1940 Act. The QLCC shall consist, at a minimum, of at least three members, including at least one member of the Fund’s Audit Committee.

Among other responsibilities, the QLCC is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s Principal Executive Officer (“PEO”), (iii) determining whether an investigation of such breaches or violations is required, (iv) if the QLCC determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation, (vi) informing the PEO and the Board of results of the investigation.

The QLCC met one time during the fiscal period ended July 31, 2018.

Compensation Committee

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Directors to attend the Annual Meeting of Stockholders.

Required Vote

The election of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present.

Broker Non-Votes and Abstentions; Voting Results

The affirmative vote of a plurality of votes cast for each nominees by the holders entitled to vote for the particular nominee is necessary for the election of the nominee.

Votes will be counted as either “FOR” or “WITHHELD.” For the purpose of electing nominees, withheld votes, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Withheld votes, abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum. Stockholders will be informed of the voting results of its Meeting in the Fund’s Annual Report dated July 31, 2019.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEES TO THE BOARD.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Stockholder Proposal Deadlines

Pursuant to the Fund’s By-Laws, a stockholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such stockholder intends to present at the 2020 annual meeting no earlier than March 5, 2020 or approximately 150 days prior to the first anniversary of the date of the Fund’s proxy statement and no later than April 4, 2020, or 120 days prior to the first anniversary of the date of the Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2020 annual meeting which confers discretionary authority to vote on any stockholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

ADDITIONAL INFORMATION

Organization and Operation of the Fund

The Fund was organized as a Maryland corporation on September 9, 2010 and is registered as a diversified, closed-end management investment company under the 1940 Act. The Fund commenced investment operations on December 24, 2015. ALPS Fund Services, Inc. (“ALPS”) is the Fund’s administrator. ALPS Advisors, Inc. is the Fund’s investment adviser. Each of the Fund, ALPS and the Adviser are located at 1290 Broadway, Suite 1100, Denver, CO 80203. DST Systems, Inc., an affiliate of ALPS and the Adviser, is the Fund’s transfer agent and is located at 333 West 11th Street, 5th floor, Kansas City, Missouri 64105. RiverNorth Capital Management, LLC is the Fund’s investment sub-adviser and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.

Security Ownership of Management and Certain Beneficial Owners

The following table shows the ownership as of the Record Date of the Common Shares by each Director and the Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act. Unless otherwise noted below, all ownership amounts shown are held directly.

Directors & Executive Officer’s Names	Total Common Shares Owned and Nature of Ownership	Percentage of Fund
John K. Carter	-	-
J. Wayne Hutchens	3,742	+
John S. Oakes	1,167	+
David M. Swanson	580	+
Patrick W. Galley	232,399^	3.2%
Jerry Raio	-	-
Kathryn Burns*	-	-
Jill A. Kerschen**	-	-
All Directors and Executive Officers as a Group	237,888	3.3%

*	Ms. Burns is the Principal Executive Officer of the Fund.
**	Ms. Kerschen is the Principal Financial Officer of the Fund.
+	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
^	Mr. Galley owns 89,974 Common Shares directly (comprising 1.26% of the Fund’s outstanding Common Shares) and may be deemed to beneficially own 142,425 Common Shares held by RiverNorth Capital Management, LLC (comprising 2.39% of the Fund’s outstanding Common Shares), due to Mr. Galley’s power to direct the voting and disposition of such Common Shares.

Except as noted in the above table and footnotes, based on a review of Schedule 13D and Schedule 13G filings as of the Record Date, there are no other persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

Independent Registered Public Accounting Firm

At the September 21, 2018 in person meeting of the Board, the Board, together with the Audit Committee, selected Cohen to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending July 31, 2019. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal period ended July 31, 2018. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meeting, but may be available by telephone and will have an opportunity to make a statement if they desire to do so.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Fund, during the Fund’s fiscal period ended July 31, 2018 and fiscal year ended October 31, 2017. The fees are for the following work:

(1) Audit Fees for professional services provided by Cohen for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees;”

(3) Tax Fees for professional services by Cohen for income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

	Period-Ended		Year-Ended
	July 31, 2018	Pre-Approved by Audit Committee	October 31, 2017	Pre-Approved by Audit Committee
Audit Fee	$19,000	Yes	$19,000	Yes
Audit-Related Fees	$0	-	$0	-
Tax Fees	$5,000	Yes	$5,000	Yes
All Other Fees	$3,500	Yes	$3,000	Yes

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Cohen, the Fund’s independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve all permitted non-audit services to be provided by Cohen to the Fund’s investment adviser and to entities controlling, controlled by, or under common control with the adviser and that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund. Except, however, de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Fund requires that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Directors, the investment adviser’s officers and directors, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during fiscal period ended July 31, 2018, all Section 16(a) filing requirements applicable to the Fund’s officers, Directors and greater than 10% beneficial owners were complied with. A statement of initial beneficial ownership on Form 3 was filed late for Richard Noyes following his appointment as an officer of the Adviser (not of the Fund).

Other Methods and Costs of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, ALPS, and affiliates of DST, ALPS, the Adviser or Sub-Adviser, as well as other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. In addition, the Fund has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the proxy effort for the Fund. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials, printing, mailing and tabulation services. The estimated fees anticipated to be paid to Broadridge is approximately $13,200. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares.

Stockholder Communications with Board of Directors

Stockholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Directors in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All stockholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Directors, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Proxy Delivery and Householding

If you and another stockholder share the same address, the Fund may only send one Proxy Statement unless you or the other stockholders(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. You may contact the Fund at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by telephone at (855) 830-1222.

YOUR VOTE IS IMPORTANT! Please VOTE By ANY OF THE FOLLOWING METHODS:

(1)	date and sign the enclosed proxy and return it promptly in the enclosed reply envelope;
(2)	VISIT THE WEBSITE LISTED ON YOUR PROXY CARD; OR
(3)	CALL THE NUMBER LISTED ON YOUR PROXY CARD.

IF VOTING BY PAPER, IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING IN PERSON.

Intentionally Left Blank

Intentionally Left Blank

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E82943-P27844

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:

01) Patrick W. Galley
02) David M. Swanson

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date